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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 28, 2010


                               NOBLE ROMAN'S, INC.
             (Exact name of Registrant as specified in its charter)


           Indiana                     0-11104                35-1281154
(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)

    One Virginia Avenue, Suite 300
        Indianapolis, Indiana                                   46204
(Address of principal executive offices)                      (Zip Code)

                                 (317) 634-3377
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07    Submission of Matters to a Vote of Security Holders.

     Noble Roman's, Inc. (the "Registrant") held its 2010 Annual Meeting of Shareholders on April 28, 2010 (the "Annual Meeting"). As of the record date for the Annual Meeting, March 11, 2010, 19,412,499 shares of the Registrant's Common Stock and 20,625 shares of the Registrant's Series B Preferred Stock were issued and outstanding and entitled to vote on the matters presented at said meeting. Holders of 16,156,818 shares of the Registrant's Common Stock and 9,000 shares of the Registrant's Series B Preferred Stock, or 82.5% of the outstanding votes entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in person or by proxy.

     At the Annual Meeting, the Registrant's shareholders elected one Class I director nominee with a term expiring in 2011 to the Board of Directors; elected two Class II director nominees with terms expiring in 2012 to the Board of Directors; elected two Class III director nominees with terms expiring in 2013 to the Board of Directors; and ratified the appointment of the independent registered public accounting firm, Somerset CPAs, P.C., as the Registrant's independent auditor for the year ending December 31, 2010.

     The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

     1. Election of one Class I director:

Class I Director Nominee     Votes For   Votes Withheld   Abstentions   Broker Non-Votes
------------------------     ---------   --------------   -----------   ----------------
Douglas Coape-Arnold         9,593,229        1,147,860             -          5,575,728

     2. Election of two Class II directors:

Class II Director Nominee    Votes For   Votes Withheld   Abstentions   Broker Non-Votes
-------------------------    ---------   --------------   -----------   ----------------
Jeffrey R. Gaither           9,593,229        1,147,860             -          5,575,728
Paul W. Mobley               9,762,629          978,460             -          5,575,728

     3. Election of two Class III directors:

Class III Director Nominee   Votes For   Votes Withheld   Abstentions   Broker Non-Votes
--------------------------   ----------  --------------   -----------   ----------------
James F. Basili              10,733,049           8,040             -          5,575,728
A. Scott Mobley               9,478,829       1,262,260             -          5,575,728

     4. Ratification of Somerset CPAs, P.C. as the Registrant's independent registered public accounting firm for the year ending December 31, 2010:

   Votes For     Votes Against     Abstentions     Broker Non-Votes
   ----------    -------------     -----------     ----------------
   16,270,877           30,210          15,730                    -


                                      * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2010

                                              NOBLE ROMAN'S, INC.



                                              By: /s/  Paul W. Mobley
                                                  ---------------------------
                                                  Paul W. Mobley
                                                  Chief Executive Officer and
                                                  Chief Financial Officer